UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2008

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Federal                             000-51208             20-2659598
  -------------------             -----------------------    --------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street, Brooklyn, NY                                   11201
--------------------------------------                          -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     ---------

     On November 18, 2008, Director Vincent E. Caccese announced his intention to retire from the Board of Directors of Brooklyn Federal Bancorp, Inc. (the "Company"), Brooklyn Federal Savings Bank (the "Bank") and BFS Bancorp, MHC (the "MHC") effective at each entity's annual meeting, currently scheduled for February 17, 2009.

     Director Caccese's three-year terms on the Boards expire at their respective annual meeting and Director Caccese has decided not to seek nomination to the Boards for another term. The Company's Board of Directors has nominated Richard A. Kielty, the Company's President and Chief Operating Officer, for the vacancy on the Board that will be created by Mr. Caccese's retirement. The Boards of the MHC and the Bank have also nominated Mr. Kielty to fill Mr. Caccese's position.

     Mr. Caccese has served on the Bank's Board of Directors since 1975 and has served on the MHC's and Company's Boards since their inception in 2005 as part of the Bank's reorganization and minority stock offering.

     Mr. Kielty has been an employee of the Bank since 1970 and served as Chief Financial Officer from 2000 until his appointment as President and Chief
Operating Officer effective January 1, 2008. Effective January 2, 2009, Mr. Kielty will assume the role of President and Chief Executive Officer.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

     (a) Financial Statements of Businesses Acquired. Not applicable.
     (b) Pro Forma Financial Information. Not applicable.
     (c) Shell Company Transactions. Not applicable.
     (d) Exhibits. Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BROOKLYN FEDERAL BANCORP, INC.



DATE:  November 20, 2008              By: /s/ Richard A. Kielty
                                           ---------------------
                                           Richard A. Kielty
                                           President and Chief Operating Officer